SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 30, 2006
(Date of earliest event reported)	November 29, 2006

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 29, 2006, ONEOK, Inc. (ONEOK) and ONEOK Partners, L.P. (ONEOK Partners) announced they will present at the 2006 Wachovia Pipeline Conference in New York on Tuesday, December 5, 2006, beginning at approximately 2:30 p.m. Eastern Time (1:30 p.m. Central Time).

John W. Gibson, chief executive officer-elect for ONEOK and ONEOK Partners, and Jim Kneale, president and chief operating officer-elect of ONEOK, will present.

Copies of the presentation will be available the morning of the conference at www.oneok.com and www.oneokpartners.com.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated November 29, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	November 30, 2006	By:	/s/ John R. Barker
John R. Barker
Senior Vice President and General Counsel

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